Exhibit 24


                                POWER OF ATTORNEY

         I hereby appoint Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1998, and any amendment with such attorney-in-fact may deem appropriate or necessary.


                                 Signature:  /s/Michael T. Chalifoux
                                 Print Name:  Michael T. Chalifoux
                                 Title:  Sr. Vice President
                                        Chief Financial Officer

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1998, and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  /s/Richard N. Cooper
                                 Print Name:  Richard N. Cooper
                                 Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1998, and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  /s/Barbara S. Feigin
                                 Print Name:  Barbara S. Feigin
                                 Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1998, and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  /s/Robert S. Jepson Jr.
                                 Print Name:  Robert S. Jepson Jr.
                                 Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1998, and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  /s/Hugh G. Robinson
                                 Print Name:  Hugh G. Robinson
                                 Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1998, and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  /s/Walter J. Salmon
                                 Print Name:  Walter J. Salmon
                                 Title: Director

                                                                      Exhibit 24

                                                 POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1998, and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  /s/Mikael Salovaara
                                 Print Name:  Mikael Salovaara
                                 Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1998, and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  /s/John W. Snow
                                 Print Name:  John W. Snow
                                 Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1998, and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  /s/Edward Villanueva
                                 Print Name:  Edward Villanueva
                                 Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1998, and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  /s/Alan Wurtzel
                                 Print Name:  Alan Wurtzel
                                 Title: Vice-Chairman